Exhibit 10.1

FIRST AMENDMENT TO
ASBURY AUTOMOTIVE GROUP, INC. 2012 EQUITY INCENTIVE PLAN

This First Amendment to the Asbury Automotive Group, Inc. 2012 Equity Incentive Plan (this “Amendment”) is made as of January 25, 2017 (the “Amendment Effective Date”) by the Board of Directors (the “Board”) of Asbury Automotive Group, Inc., a Delaware corporation (the “Company”). This Amendment will be effective for all awards granted under the 2012 Plan (as hereinafter defined) only after the Amendment Effective Date as described herein.

WHEREAS, on March 13, 2012, the Board approved and adopted the Asbury Automotive Group, Inc. 2012 Equity Incentive Plan (the “2012 Plan”), which 2012 Plan became effective as of such date, provided that any awards granted under the 2012 Plan were generally subject to stockholder approval of the 2012 Plan;

WHEREAS, on April 18, 2012, the Company’s stockholders approved the 2012 Plan;

WHEREAS, it is the desire of the Company to amend the 2012 Plan, effective as of the Amendment Effective Date, to include a limit on awards to non-employee directors; and

WHEREAS, the Board may amend the 2012 Plan for this purpose pursuant to Section 7(a) of the 2012 Plan without obtaining the approval of the Company’s stockholders or 2012 Plan participants.

NOW, THEREFORE, effective as of the Amendment Effective Date, the Board hereby amends the 2012 Plan as follows:

1.    Amendment of Section 4(a) of the 2012 Plan. Section 4(a) of the 2012 Plan is hereby amended by inserting the following new sentence immediately after the first sentence thereof:

“Further, subject to adjustment as provided in Section 4(b) and Section 7(c), in no event will any non-employee member of the Board in any calendar year be granted Awards under this Plan having an aggregate maximum value at the date of grant (calculating the value of any such awards based on the grant date fair value for financial reporting purposes) in excess of $500,000.”

2.    Miscellaneous.

(a)    Except as amended by this Amendment, the 2012 Plan shall remain in full force and effect.

(b)    Capitalized terms used but not defined in this Amendment have the respective meanings ascribed thereto in the 2012 Plan.